Investments	12 Months Ended
Dec. 31, 2025
Investments [Abstract]
Investments
3. Investments
At December 31, 2025, STORE Capital had investments in 3,576 property locations representing 3,400 owned properties (of which 240 are accounted for as financing arrangements and 138 are accounted for as sales-type leases), 22 properties where all the related land is subject to an operating ground lease and 154 properties which secure mortgage loans. The gross investment portfolio totaled $17.2 billion at December 31, 2025, and consisted of the gross acquisition cost of real estate investments totaling $14.0 billion, including an offset by intangible lease liabilities totaling $135.1 million, loans and financing receivables with an aggregate carrying amount of $3.1 billion and operating ground lease assets totaling $53.7 million. As of December 31, 2025, approximately 33% of these investments are assets of consolidated special purpose entity subsidiaries that are pledged as collateral under the non-recourse
obligations of such special purpose entities (Note 4).
The gross dollar amount of the Company’s investments includes the investment in land, buildings, improvements and lease intangibles related to real estate investments as well as the carrying amount of the loans and financing receivables and operating ground lease assets. For the years ended December 31, 2025, December 31, 2024, the period from February 3, 2023 through December 31, 2023 and the period from

January 1, 2023 to February 2, 2023, the Company had the following gross real estate and other investment activity (dollars in thousands):

	Successor		Predecessor
	Number of Investment Locations	Dollar Amount of Investments	Number of Investment Locations	Dollar Amount of Investments
Gross investments, December 31, 2022			3,084	12,079,843
Acquisition of and additions to real estate (a)(c)			19	42,452
Investment in loans and financing receivables			1	82,112
Sales of real estate			(1)	(760)
Principal collections on loans and financing receivables			(2)	(468)
Net change in operating ground lease assets (b)				(125)
Other				4,430

Gross investments, February 2, 2023			3,101	12,207,484
Gross investments, February 3, 2023	3,101	$14,201,731
Acquisition of and additions to real estate (a)(d)	112	517,624
Investment in loans and financing receivables	40	598,990
Sales of real estate, loans and financing receivables (g)	(40)	(404,939)
Principal collections on loans and financing receivables	(7)	(74,408)
Net change in operating ground lease assets (b)		(737)
Provisions for impairment		(25,265)
Other		(11,362)

Gross investments, December 31, 2023	3,206	14,801,634
Acquisition of and additions to real estate (a)(e)(h)	122	687,307
Investment in loans and financing receivables (a)	88	673,322
Sales of real estate	(104)	(340,247)
Principal collections on loans and financing receivables	—	(1,636)
Net change in operating ground lease assets (b)		5,178
Provisions for impairment		(31,911)
Other		22,498

Gross investments, December 31, 2024 (o)	3,312	15,816,145
Acquisition of and additions to real estate (a)(f)(i)(m)(n)	172	822,445
Investment in loans and financing receivables (a)(n)	201	1,043,951
Sales of real estate	(109)	(442,335)
Principal collections on loans and financing receivables		(8,251)
Net change in operating ground lease assets (b)		(3,538)
Provisions for impairment		(35,062)
Other		(23,431)

Gross investments, December 31, 2025 (j)(l)(o)		17,169,924
Less accumulated depreciation and amortization (j)(l)		(1,579,782)

Net investments, December 31, 2025 (k)	3,576	$15,590,142

a)
For the period from January 1, 2023 through February 2, 2023, the period from February 3, 2023 through December 31, 2023 and the years ended December 31, 2024 and 2025, includes $0.2 million, $2.9 million, $2.6 million and $4.6 million, respectively, of interest capitalized to properties under construction.

b)
During the period from January 1, 2023 through February 2, 2023 and the period from February 3, 2023 through December 31, 2023, represents amortization recognized on operating ground lease assets; during the year ended December 31, 2024, includes new operating ground lease assets recognized net of amortization; during the year ended December 31, 2025, includes the disposal of operating ground lease assets net of amortization.

c)	Excludes $5.2 million of tenant improvement advances disbursed from January 1, 2023 to February 2, 2023 which were accrued as of December 31, 2022.
d)	Excludes $15.1 million of tenant improvement advances disbursed from February 3, 2023 to December 31, 2023 which were accrued as of February 2, 2023.
e)	Excludes $25.3 million of tenant improvement advances disbursed in 2024 which were accrued as of December 31, 2023.
f)	Excludes $26.2 million of tenant improvement advances disbursed in 2025 which were accrued as of December 31, 2024.
g)	Includes the sale of certain loans and financing receivables with an aggregate carrying value of $332.0 million to a related party.
h)	Includes $16.3 million of tenant funded improvements during 2024.
i)	Includes $2.0 million of tenant funded improvements during 2025.
j)
Includes the below-market lease liabilities ($135.1 million) and the accumulated amortization ($23.4 million) of the liabilities recorded on the consolidated balance sheet as intangible lease liabilities as of December 31, 2025.

k)
In connection with certain acquisitions completed during the year ended December 31, 2025, the Company modified existing operating leases in a manner which required them to be accounted for as finance leases in accordance with ASC Topic 842. As a result, the Company reclassified $121.1 million of net real estate investments to loans and financing receivables, net on the consolidated balance sheets. The Company also recognized a $10.9 million non-cash
net loss in connection with these modifications which is included in net gain (loss) on dispositions of real estate in the consolidated statements of operations. Similarly, during the year ended December 31, 2024, the Company reclassified $156.5 million of net real estate investments to loans and financing receivables, net on the consolidated balance sheet and recognized a $16.0 million non-cash
net gain.

l)	Includes $8.4 million of gross investments and $0.1 million of accumulated depreciation related to real estate investments held for sale at December 31, 2025.
m)	Includes non-cash acquisition of $18.4 million of real estate improvements.
n)	Includes $64.7 million of total non-cash real estate and financing receivables acquired in connection with holdback arrangements.
o)	Includes $27.3 million and $23.7 million of interest income receivables associated with certain financing arrangements as of December 31, 2025 and December 31, 2024, respectively.

The following table summarizes the revenues the Company recognized from its investment portfolio (in thousands):

	Successor			Predecessor
	Year Ended December 31, 2025	Year Ended December 31, 2024	Period from February 3, 2023 through December 31, 2023	Period from January 1, 2023 through February 2, 2023
Rental revenues:
Operating leases (a)	$1,019,023	$982,847	$862,891	$75,005
Sublease income - operating ground leases (b)	2,935	2,966	2,577	234
Amortization of lease related intangibles and costs	5,379	4,056	5,239	(231)

Total rental revenues	$1,027,337	$989,869	$870,707	$75,008

Interest income on loans and financing receivables:
Mortgage and other loans receivable	$29,747	$33,434	$33,885	$2,434
Sale-leaseback transactions accounted for as financing arrangements	117,263	79,182	31,760	2,444
Sales-type and financing receivables	54,953	28,816	10,822	448

Total interest income on loans and financing receivables	$201,963	$141,432	$76,467	$5,326

(a)
For the years ended December 31, 2025, 2024, the period from February 3, 2023 through December 31, 2023 and the period from January 1, 2023 through February 2, 2023, includes $4.1 million, $4.5 million, $3.3 million and $252,000, respectively, of property tax tenant reimbursement revenue and includes $1.1 million, $1.3 million, $1.0 million and $24,000, respectively, of variable lease revenue.

(b)
Represents total revenue recognized for the sublease of properties subject to operating ground leases to the related tenants; includes both payments made by the tenants to the ground lessors and straight-line revenue recognized for scheduled increases in the sublease rental payments.

The Company has elected to account for the lease and nonlease components in its lease contracts as a single component if the timing and pattern of transfer for the separate components are the same and, if accounted for separately, the lease component would classify as an operating lease.
Significant Credit and Revenue Concentration
STORE Capital’s real estate investments are leased or financed to 673 customers who operate their businesses across 143 industries geographically dispersed throughout 49 states. The primary sectors of the U.S. economy and their proportionate dollar amount of STORE Capital’s investment portfolio at December 31, 2025, are service at 61%, service-oriented retail at 12% and manufacturing at 27%. Only one state, Texas (11%), accounted for 10% or more of the total dollar amount of STORE Capital’s investment portfolio at December 31, 2025. None of the Company’s customers represented more than 10% of the Company’s investment portfolio at December 31, 2025, with the largest customer representing 3.1% of the total investment portfolio. On an annualized basis, as of December 31, 2025, the largest customer represented approximately 3.2% of the Company’s total investment portfolio revenues.

Real Estate Investments
The weighted average remaining noncancelable lease term of the Company’s operating leases with its tenants at December 31, 2025 was approximately 14.8 years. Substantially all the leases are triple net, which means that the lessees are responsible for the payment of all property operating expenses, including property taxes, maintenance and insurance; therefore, the Company is generally not responsible for repairs or other capital expenditures related to the properties while the triple-net
leases are in effect. At December 31, 2025, 24 of the Company’s properties were vacant and not subject to a lease.
Scheduled future minimum rentals to be received under the remaining noncancelable term of the operating leases in place as of December 31, 2025 are as follows (in thousands):

2026	$1,017,163
2027	1,013,442
2028	1,000,940
2029	981,005
2030	959,963
Thereafter	8,938,195

Total future minimum rentals (a)	$13,910,708

(a)
Excludes future minimum rentals to be received under lease contracts associated with sale-leaseback transactions accounted for as financing arrangements and sales-type financing receivables. See
Loans and Financing Receivables
section below.

Substantially all the Company’s leases include one or more renewal options (generally two to four five-year options). Since lease renewal periods are exercisable at the option of the lessee, the preceding table presents future minimum lease payments due during the initial lease term only. In addition, the future minimum lease payments presented above do not include any contingent rental payments such as lease escalations based on future changes in CPI.
Intangible Lease Assets
The following details intangible lease assets and related accumulated amortization at December 31 (in thousands):

	2025	2024
In-place leases (a)	$524,648	$551,442
Above-market leases	35,069	37,193

Total intangible lease assets	559,717	588,635
Accumulated amortization (a)	(142,081)	(99,007)

Net intangible lease assets	$417,636	$489,628

(a)	Includes the dollar amount of in-place lease intangibles ($39,000) and the related accumulated amortization ($6,000) associated with the real estate investments held for sale at December 31, 2025.
Aggregate lease intangible asset amortization included in depreciation and amortization expense was $54.4 million, $54.5 million, $50.7 million and $0.3 million during the years ended December 31, 2025, December 31, 2024, the period from February 3, 2023 through December 31, 2023 and the period from January 1, 2023 through February 2, 2023, respectively. The amount amortized as a decrease to rental revenue for capitalized above-market
lease intangibles was $3.3 million during the year ended December 31, 2025 and

$2.8 million during both the year ended December 31, 2024 and the period from February 3, 2023 through December 31, 2023. For the period from January 1, 2023 through February 2, 2023, there was no amortization of above-market lease intangibles.
Based on the balance of the intangible lease assets as of December 31, 2025, the aggregate amortization expense is expected to be $44.7 million in 2026, $43.1 million in 2027, $41.0 million in 2028, $38.4 million in 2029, $35.6 million in 2030 and $187.4 million thereafter. The amount expected to be amortized as a decrease to rental revenue is expected to be $2.6 million in 2026, $2.6 million in 2027, $2.5 million in 2028, $2.4 million in 2029, $2.3 million in 2030 and $15.0 million thereafter. The weighted average remaining amortization period is approximately 10.9 years for the in-place
lease intangibles, and approximately 12.8 years for the above-market lease intangibles.
Intangible Lease Liabilities
The following details intangible lease liabilities and related accumulated amortization as of December 31 (in thousands):

	2025	2024
Below-market leases	$135,140	$141,262
Accumulated amortization	(23,422)	(16,167)

Net intangible lease liabilities (a)	$111,718	$125,095

(a)	Includes the dollar amount of below-market lease intangibles ($14,000) and the related accumulated amortization ($2,000) associated with the real estate investments held for sale at December 31, 2025.
Lease intangible liabilities are amortized as an increase to rental revenues. For the years ended December 31, 2025, December 31, 2024 and the period from February 3, 2023 through December 31, 2023, amortization was $9.6 million, $10.6 million and $8.3 million, respectively. There was no amortization of below-market lease intangibles for the period from January 1, 2023 through February 2, 2023. Based on the balance of the intangible liabilities at December 31, 2025, the amortization included in rental revenue is expected to be $7.9 million in 2026, $7.8 million in 2027, $7.6 million in 2028, $7.4 million in 2029, $6.8 million in 2030 and $74.2 million thereafter. The weighted average remaining amortization period, including extension periods, is approximately 22.3 years.
Operating Ground Lease Assets
As of December 31, 2025, STORE Capital had operating ground lease assets aggregating $53.7 million. Typically, the lease payment obligations for these leases are the responsibility of the tenants operating on the properties, in accordance with the Company’s leases with those respective tenants. The Company recognized total lease cost for these operating ground lease assets of $3.9 million, $4.0 million, $3.2 million and $273,000 for the years ended December 31, 2025, December 31, 2024, the period from February 3, 2023 through December 31, 2023 and the period from January 1, 2023 through February 2, 2023, respectively. The Company also recognized, in rental revenues, sublease revenue associated with its operating ground leases of $2.9 million, $3.0 million, $2.6 million and $234,000 for the years ended December 31, 2025, December 31, 2024, the period from February 3, 2023 through December 31, 2023 and the period from January 1, 2023 through February 2, 2023, respectively. The Company’s ground leases have remaining terms ranging from 3 to 86 years, some of which have one or more options to extend the lease for terms ranging from two years to ten years. The weighted average remaining non-cancelable
lease term for the ground leases was 25 years at December 31, 2025. The weighted average discount rate used in calculating the operating lease liabilities was 5.6%.

The future minimum lease payments to be paid under the operating ground leases as of December 31, 2025 were as follows (in thousands):

	Ground Leases Paid by STORE Capital	Ground Leases Paid by STORE Capital’s Tenants (a)	Total
2026	$57	$2,562	$2,619
2027	57	2,562	2,619
2028	57	2,592	2,649
2029	58	2,680	2,738
2030	60	2,700	2,760
Thereafter	3,198	103,317	106,515

Total lease payments	3,487	116,413	119,900
Less imputed interest	(2,870)	(69,439)	(72,309)

Total operating lease liabilities - ground leases	$617	$46,974	$47,591

(a)
STORE Capital’s tenants, who are generally
sub-tenants
under the ground leases, are responsible for paying the rent under these ground leases. In the event the tenant fails to make the required ground lease payments, the Company would be primarily responsible for the payment, assuming the Company does not re-tenant
the property or sell the leasehold interest. Of the total $116.4 million commitment, $85.7 million is due for periods beyond the current term of the Company’s leases with the tenants. Amounts exclude contingent rent due under one lease where the ground lease payment, or a portion thereof, is based on the level of the tenant’s sales.

Loans and Financing Receivables
The Company’s loans and financing receivables include investments in real estate accounted for as financing arrangements and sales-type financing receivables as well as a smaller portion of investments made by issuing mortgage loans. Investments in real estate are recorded as loans and financing receivables on the balance sheet if the terms of a lease contract require the Company to account for the lease as a financing lease or if a lease specifically associated with a sale-leaseback transaction contains certain terms, such as a purchase option, the transaction is required to be accounted for as a financing arrangement. The Company’s loans and financing receivables are summarized below (dollars in thousands):

	Interest	Maturity	December 31,
Type	Rate (a)	Date	2025	2024
Investments in real estate included in loans and financing receivables:
Sale-leaseback transactions accounted for as financing arrangements (b)(c)	8.59%	2034 - 2122	$1,707,510	$1,163,118
Sales-type financing receivables	8.85%	2032 - 2056	814,341	556,879

Total investments in real estate included in loans and financing receivables			2,521,851	1,719,997
Principal amount outstanding—loans receivable:
Twenty-two mortgage loans receivable (d)	8.87%	2026 - 2066	561,206	231,536
Equipment and other loans receivable	10.19%	2026 - 2038	27,667	27,828

Total principal amount outstanding—loans receivable			588,873	259,364
Unamortized loan origination costs			2,152	686
Unamortized loan premium			522	642
Allowance for credit and loan losses (e)			(23,072)	(15,979)

Total loans and financing receivables			$3,090,326	$1,964,710

(a)	Represents the weighted average interest rate as of the balance sheet date.
(b)
In accordance with ASC Topic 842, represents sale-leaseback transactions accounted for as financing arrangements rather than as investments in real estate subject to operating leases. Interest rate shown is the weighted average initial rental or capitalization rate on the leases; the leases mature between 2034 and 2122 and the purchase options expire between 2026 and 2073.

(c)	Includes $27.3 million and $23.7 million of interest income receivables associated with certain financing arrangements as of December 31, 2025 and December 31, 2024, respectively.
(d)
Ten of these mortgage loans allow for prepayment with a penalty ranging from 20% to 70% depending on the timing of the prepayment. Two of these mortgages may be prepaid in whole or in part, the remaining eight allow for prepayment only in full.

(e)	Balance shown is net of $2.6 million of loans that were written-off against previously established reserves.
Loans Receivable
At December 31, 2025, the Company held 35 loans receivable with an aggregate carrying amount of $589.0 million.
Twenty-two
of the loans are mortgage loans secured by land and/or buildings and improvements on the mortgaged property; the interest rates on 15 of the mortgage loans are subject to increases over the term of the loans. The mortgage loans receivable generally require the borrowers to make monthly principal and interest payments based on a 15 to 40 year amortization period with a balloon payment, if any, at maturity or earlier upon the occurrence of certain other events. The equipment and other loans generally require the borrower to make monthly principal and interest payments with a balloon payment, if any, at maturity.
The long-term mortgage loans receivable generally allow for prepayments without penalty or with penalties ranging from 1% to 15%, depending on the timing of the prepayment, except as noted in the table above.

Equipment and other loans receivable allow for prepayments in whole or in part without penalty. Absent prepayments, scheduled maturities are expected to be as follows (in thousands):

	Scheduled Principal Payments	Balloon Payments	Total Payments
2026	$5,960	$21,062	$27,022
2027	9,261	—	9,261
2028	10,447	1,449	11,896
2029	11,450	1,500	12,950
2030	8,298	195,564	203,862
Thereafter	84,786	239,096	323,882

Total principal payments	$130,202	$458,671	$588,873

Sale-Leaseback Transactions Accounted for as Financing Arrangements
As of December 31, 2025 and 2024, the Company had $1.7 billion and $1.2 billion, respectively, of investments acquired through sale-leaseback transactions accounted for as financing arrangements rather than as investments in real estate subject to an operating lease; revenue from these arrangements is recognized in interest income rather than as rental revenue. The scheduled future minimum rentals to be received under these agreements (which will be reflected in interest income) as of December 31, 2025, were as follows (in thousands):

2026	$145,297
2027	147,918
2028	150,608
2029	153,479
2030	156,432
Thereafter	4,540,114

Total future scheduled payments	$5,293,848

Sales-Type Financing Receivables
As of December 31, 2025 and 2024, the Company had $814.3 million and $556.9 million, respectively, of investments accounted for as sales-type leases; the components of these investments were as follows (in thousands):

	December 31,
	2025	2024
Minimum lease payments receivable	$2,282,291	$1,580,222
Estimated residual value of leased assets	12,661	9,229
Unearned income	(1,480,611)	(1,032,572)

Net investment	$814,341	$556,879

As of December 31, 2025, the future minimum lease payments to be received under the sales-type lease receivables are expected to be $67.5 million in 2026, $69.4 million in 2027, $70.7 million in 2028, $72.0 million in 2029, $73.7 million in 2030 and $1.9 billion thereafter.
Provision for Credit Losses
In accordance with ASC Topic 326, the Company evaluates the collectibility of its loans and financing receivables at the time each loan or financing receivable is issued and subsequently on a quarterly basis utilizing an expected credit loss model based on credit quality indicators. The Company groups individual loans and financing receivables based on the implied credit rating associated with each borrower. Based on credit quality indicators as of December 31, 2025, $285.8 million of loans and financing receivables were categorized as investment grade and $2.8 billion were categorized as non-investment
grade. During the year ended December 31, 2025, there were $9.7 million of net provisions for credit losses recognized. During the year ended December 31, 2025, there were $2.6 million of write-offs charged against the allowance and no recoveries of amounts previously written off.
As of December 31, 2025, the year of origination for loans and financing receivables with a credit quality indicator of investment grade was $60.4 million in 2025, $115.5 million in 2024, $85.2 million in 2023, none in 2022, none in 2021 and $24.7 million prior to 2021. The year of origination for loans and financing receivables with a credit quality indicator of non-investment
grade was $1.1 billion in 2025, $812.1 million in 2024, $545.5 million in 2023, $95.6 million in 2022, $72.5 million in 2021 and $245.3 million prior to 2021.